UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2003
Partners Trust Financial Group, Inc. (Exact name of registrant as specified in its charter)

Federal (State or other jurisdiction of incorporation)	75-2993918 (Commission File Number)	001-31277 (IRS Employer Identification No.)

233 Genesee Street, Utica, New York 13501
(Address of principal executive offices)

Registrant's telephone number, including area code: (315) 768-3000
Not Applicable (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit
No. Description

99.1 Press release, dated October 15, 2003.

Item 12. Results of Operations and Financial Condition.

The following information is furnished pursuant to this Item 12, "Disclosure of Results of Operations and Financial Condition." On October 15, 2003, Partners Trust Financial Group, Inc. (the "Company") issued a press release disclosing third quarter 2003 financial results. A copy of the press release is filed as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTNERS TRUST FINANCIAL GROUP, INC.
(Registrant)

/s/ Steven A. Covert
Steven A. Covert
 Executive Vice President and Chief Financial Officer

Date: October 15, 2003

EXHIBIT INDEX

Exhibit

No. Description

99.1 Press release, dated October 15, 2003